SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant /X/
Filed by a Party other than the Registrant /_/

Check the appropriate box:

/X/ Preliminary Proxy Statement
/_/ Definitive Proxy Statement
/_/ Definitive Additional Materials
/_/ Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                               AGP & Company, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required.
/_/ Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1) Title of each class of securities to which transaction applies:

   _____________________________________________________________________________

2) Aggregate number of securities to which transaction applies:

   _____________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

   _____________________________________________________________________________

4) Proposed maximum aggregate value of transaction:

   _____________________________________________________________________________

/_/ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1) Amount previously paid: _________________________________________________

    2) Form, Schedule or Registration No. ______________________________________

    3) Filing party: ___________________________________________________________

    4) Date filed: _____________________________________________________________

___________
*Set forth the amount on which the filing fee is calculated and state how it was determined.

                              AGP and Company, Inc.
                          551 Fifth Avenue, Suite 1501
                            New York, New York 10176
                       (212) 986-1313 Fax: (212) 986-3737


                                                  P R E L I M I N A R Y
February 13, 1997


TO OUR SHAREHOLDERS

     You are invited to attend a Special Meeting of Shareholders of AGP and Company, Inc. ("the Company") which will be held at 10:00 AM local time on March 17, 1997 at the Hilton Gateway Hotel, Gateway Center, on Raymond Boulevard, Newark, New Jersey 07102.

     At the Special Meeting, you will be asked to consider and vote upon a proposal to approve the sale, by the Company, of its subsidiary, TMC Group, Inc. ("TMC") to Social Expressions Acquisition Corporation ("SEAC") pursuant to a Stock Purchase Agreement dated as of October 29, 1996 between SEAC, the Company, and its wholly-owned subsidiary, Robmar Corporation ("Robmar"), TMC's parent.

     If the Proposed Sale is consummated, you will continue to retain your proportionate equity interest in the Company.

     Your new Board of Directors has (with one director abstaining) reaffirmed the Proposed Sale and recommends that you vote FOR the approval of the Proposed Sale. In arriving at its recommendation, the new Board carefully reviewed the terms and conditions of the Proposed Sale, as well as a number of factors described in the enclosed Proxy Statement, such as the Fairness Opinion of Raymond Serra, CPA, that the consideration to be received by the Company pursuant to the Proposed Sale is fair to the Company.

     The accompanying Notice of Special Meeting of Shareholders and Proxy Statement contain complete information concerning the matter to be considered at the Special Meeting.

     Whether or not you expect to attend, we urge you to participate in the Special Meeting by completing, signing and returning the enclosed proxy card with the box checked FOR as promptly as possible.

Sincerely,


/s/ Douglas E. Castle

Douglas E. Castle
Chief Executive Officer

                              AGP and Company, Inc.
                          551 Fifth Avenue, Suite 1501
                            New York, New York 10176
                       (212) 986-1313 Fax: (212) 986-3737


                                                  P R E L I M I N A R Y
February 13, 1997

NOTICE OF SPECIAL MEETING
OF SHAREHOLDERS

     The Special Meeting of Shareholders ("Special Meeting") of AGP and Company, Inc. (the "Company") will be held at the Hilton Gateway Hotel, Gateway Center, on Raymond Boulevard, Newark, New Jersey 07102 on Monday, March 17, 1997 at 10:00 AM local time, for the following purposes:

ITEM 1: To consider and vote upon a proposal to approve the sale by the Company of TMC Group, Inc. ("TMC"), a wholly owned subsidiary of Robmar Corporation (a wholly owned subsidiary of the Company), to Social Expressions Acquisition Corporation ("SEAC") pursuant to a Stock Purchase Agreement dated as of October 29, 1996 between SEAC and the Company and its wholly owned subsidiary Robmar Corporation ("Robmar"). Robmar, in turn, is the owner of all of the issued and outstanding shares of the capital stock of TMC for certain consideration and the assumption by SEAC of all of TMC's liabilities as more fully described in the accompanying Proxy Statement. A copy of the Stock Purchase Agreement is attached to the Proxy Statement accompanying this Notice. Following consummation of the proposed sale, you will continue to retain your proportionate equity interest in the Company.

ITEM 2: To transact such other business as may properly come before the Special Meeting or any adjournment or postponement thereof.

     Only holders of record of the Company's common stock at the close of business on February 7, 1997 (the Record Date) will be entitled to vote at the Special Meeting.

                                       By Order of the Board of Directors


                                       /s/ Ellen J. Downing

                                       Ellen J. Downing
                                       Assistant Secretary

                              P R E L I M I N A R Y

                              AGP and Company, Inc.
                          551 Fifth Avenue, Suite 1501
                            New York, New York 10176
                       (212) 986-1313 Fax: (212) 986-3737


                                 PROXY STATEMENT
                       For Special Meeting of Shareholders
                             Monday, March 17, 1997

     This Proxy Statement is being furnished to holders of common stock, no par value per share ("Common Stock"), of AGP and Company, Inc., a New Jersey corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Special Meeting of Shareholders of the Company, to be held at the Hilton Gateway Hotel, Gateway Center, on Raymond Boulevard, Newark, New Jersey 07102 on Monday, March 17, 1997, commencing at 10:00 AM local time, or any adjournment thereof.

     At the Special Meeting, shareholders will be asked to consider and vote upon a proposal to approve the sale by the Company of TMC Group, Inc. ("TMC"), a Delaware corporation, pursuant to a Stock Purchase Agreement dated as of October 29, 1996 among the purchaser, Social Expressions Acquisition Corporation ("SEAC"), the Company, and Robmar Corporation (a Delaware Corporation), which is a wholly owned subsidiary of the Company. Robmar, in turn, is the owner of all of the issued and outstanding shares of the capital stock of TMC (see the Proposed Sale and Stock Purchase Agreement in the summary portion of the Proxy Statement).

     The new Board of Directors (with one director abstaining) has reaffirmed the proposed sale and recommends a vote FOR approval of the proposed sale.

     This Proxy Statement and the accompanying proxy are first being mailed to shareholders of the Company on or about February 13, 1997.

     No persons have been authorized to give any information or to make any representation, other than those contained in this Proxy Statement, in connection with the solicitations of proxies made hereby and, if given or made, such information or representation must not be relied upon as having been authorized by the Company or any other person. All information pertaining to the Purchaser contained in this Proxy Statement has been supplied by the Purchaser.

                                TABLE OF CONTENTS


                                                             Page Number
                                                             -----------
Summary:

      The Parties to the Proposed Sale                             i
      The Proposed Sale                                           ii
      The Stock Purchase Agreement                                 v

The Special Meeting:

      Time, date and place                                         1
      Matters to be considered at the Special Meeting              1
      Voting and record date                                       1
      Proxies                                                      2

The Proposed Sale:

      Background and reasons for the Proposed Sale                 3
      Recommendation of the Board of Directors                     4
      Fairness Opinion                                             5
      Interest of certain persons in the Proposed Sale             6
      Financial statements                                         6
      Effect of the Proposed Sale on the Company's shareholders    6
      Consideration to the Company from the Proposed Sale          7
      Plans for the Company following the Proposed Sale            8

The Stock Purchase Agreement:

      Closing                                                      9

                                     SUMMARY

     The following is a brief summary of information contained elsewhere in this Proxy Statement. This summary is not a complete statement of all facts material to a shareholder's decision with respect to the matters to be voted upon at the Special Meeting. This summary should only be read in conjunction with, and is qualified in its entirety by reference to the more detailed information contained in the remainder of this Proxy Statement and Annexes hereto. Shareholders are urged to review CAREFULLY this Proxy Statement and the Annexes hereto in their entirety.

                        THE PARTIES TO THE PROPOSED SALE

THE COMPANIES                   AGP and Company, Inc. ("AGP") is the owner of
                                all of the issued and outstanding shares of the capital stock of Robmar Corporation ("Robmar") which, in turn, is the owner of all of the issued and outstanding shares of the capital stock of TMC Group, Inc. ("TMC"). The offices of
                                AGP are located at 551 Fifth Avenue, Suite 1501,
                                New York, New York 10176, telephone (212)
                                986-1313. TMC is located at One Treasure Lane,
                                Derry, New Hampshire 03038.

THE PURCHASER                   Social Expressions Acquisition Corporation
                                ("SEAC") is a holding company with offices located at 551 Fifth Avenue, Suite 1501, New
                                York, New York, telephone (212) 986-1313.

THE SPECIAL MEETING             The Special Meeting will be held at the Hilton
                                Gateway Hotel, Gateway Center, on Raymond
                                Boulevard, Newark, New Jersey 07102 on Monday,
                                March 17, 1997 commencing at 10:00 AM local time.

MATTERS TO BE CONSIDERED
AT THE SPECIAL MEETING          Shareholders of the Company will be asked to
                                consider and vote upon the proposed sale of TMC
                                To SEAC.

RECORD DATE: SHARES
ENTITLED TO VOTE                Holders of Record of shares of common stock at
                                the close of business on February 7, 1997 are entitled to vote at the Special Meeting. At the record date, there were 12,921,023 shares of common stock outstanding, each of which will be entitled to one vote on the matter to be acted upon at the Special Meeting, or at least
                                6,460,512 shares is necessary to constitute a quorum at the Special Meeting - see "Special
                                Meeting - Voting and Record Date".

VOTE REQUIRED                   The approval of this proposed sale and any other
                                matter to be submitted to a vote of shareholders at the Special Meeting will require the affirmative vote of a majority of the votes cast by the holders of outstanding shares of common stock entitled to vote thereon.

                                THE PROPOSED SALE

BACKGROUND AND REASONS
FOR THE PROPOSED SALE           See "The Proposed Sale - Background and Reasons
                                for the Proposed Sale".

RECOMMENDATIONS OF THE
BOARD OF DIRECTORS              The new Board of Directors (with one director
                                abstaining) has reaffirmed the Proposed Sale and recommends to the Company's shareholders that they vote FOR its approval. For a discussion of the --- material facts considered by the Board of Directors in reaching its decision, see "The
                                Proposed Sale - Recommendations of the Board of
                                Directors".

FAIRNESS OPINION                Raymond Serra, CPA, has delivered his written
                                opinion, dated January 30, 1997, to the Board of Directors of the Company that, as of such date, the consideration to be received by the Company pursuant to the Proposed Sale, as reflected in the Stock Purchase Agreement, is fair to the Company from a financial point of view. A copy of the written opinion of Raymond Serra, CPA, which sets forth the assumptions made, matters considered and limits of his review, is attached to this Proxy Statement as Annex I and should be read in its entirety. See "The Proposed Sale -
                                Opinion of Financial Advisor".

INTEREST OF CERTAIN PERSONS
IN THE PROPOSED SALE            Pursuant to the Stock Purchase Agreement, the
                                purchaser (Social Expressions Acquisition
                                Corporation) is controlled by Omar Peraza, president of TMC Group, Inc. and Joseph Drucker a director, secretary and general counsel of AGP and Company, Inc. The former Board of Directors was aware of these interests and considered them, among other matters, in approving the Stock Purchase Agreement and the proposed sale.
                                The former Board determined that such interests have no material effect on the fairness of the Proposed Sale, with Joseph Drucker having abstained in voting on any resolutions relative to the Proposed Sale. See "The Proposed Sale -
                                Interests of Certain Persons in the Proposed
                                Sale" and "Stock Purchase Agreement - Ancillary
                                Agreements".

FINANCIAL STATEMENTS OF
TMC GROUP, INC:                 The audit reports for the years ended December
                                31, 1994 and year ended December 31, 1995. See
                                "Financial Statements of TMC Group, Inc." in this Proxy Statement (Annex II).

EFFECT OF THE PROPOSED SALE
ON THE COMPANY'S SHAREHOLDERS   Shareholders will continue to retain their
                                proportionate equity interest in the Company.

PLANS FOR THE COMPANY
FOLLOWING THE PROPOSED SALE     The new Board of Directors has initiated
                                negotiations with the Company's creditors for the settlement of delinquent liability balances, with the primary objective of substantially reducing (or eliminating) the outstanding amounts in return for small cash payments.
                                Concurrently, the new Board has contacted the Company's independent auditors to determine the extent of the Company's financial and informational requirements in order to complete the audit reports for the years ended December
                                31, 1994, 1995, and 1996.

                                In conjunction with its legal and financial advisors, the new Board is determining the optimal and appropriate timing, amount and form of a proposed dividend for distribution to the Company's shareholders. The dividend would be paid from the available proceeds brought into the Company through the stock and revenue-based royalty it will be receiving in consideration of the proposed transaction.

                                While many severe legal and financial
                                impediments had been placed in the Company's path by its former Board and Chief Executive Officer through their waste and mismanagement, your new Board is highly confident in its ability to achieve its dividend payment objective to the satisfaction of all shareholders.

                          THE STOCK PURCHASE AGREEMENT

THE PROPOSED SALE               Effective on the Closing Date, AGP and Company,
                                Inc. and Robmar Corporation will sell and transfer to the Purchaser all of the common stock of TMC Group, Inc. See "Stock Purchase
                                Agreement"

CONSIDERATION                   Provided that Purchaser is a public company on
                                or before the date of Closing, the purchase price shall ConsistIof (i) a number of shares of Purchaser's voting common stock having an aggregate value of $2,500,000 and (ii) a royalty in the amount of 0.75% of TMC's annual net collected revenues, paid quarterly in arrears, for a period of three (3) years commencing with the date of Closing. Purchaser has entered into agreements to become a public company on or before the Closing. In the event the Purchaser is not a public company, an alternative purchase price has been agreed to by the parties in the form of a 10% subordinated note and increased royalty payments. See "Stock Purchase Agreement
                                - Consideration".

CERTAIN OTHER PROVISIONS        The Purchaser shall retain the right, should the
                                Subordinated Note be issued, to redeem the Subordinated Note in exchange for shares of its common stock at the time it does become public.
                                Should it not be public at time of Closing, Seller shall have the right to convert the Subordinated Note in exchange for Purchaser's common stock in the event Purchaser does not elect to redeem said note.

                               THE SPECIAL MEETING

TIME, DATE AND PLACE

     This Proxy Statement is being furnished to holders of common stock in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Special Meeting to be held at the Hilton Gateway Hotel, Gateway Center, on Raymond Boulevard, Newark, New Jersey 07102 on Monday, March 17, 1997, commencing at 10:00 AM local time, or any adjournment thereof.

MATTERS TO BE CONSIDERED AT THE SPECIAL MEETING

     The shareholders of the Company will be asked to consider and vote upon the Proposed Sale.

     The new Board of Directors (with one director abstaining) has reaffirmed the Proposed Sale and recommends a vote FOR the approval of the Proposed Sale.

VOTING AND RECORD DATE

     THE Board of Directors has fixed February 7, 1997 as the record date (the "Record Date") for determining shareholders of record entitled to receive notice of and to vote at the Special Meeting. Accordingly, only holders of record of common stock as of the Record Date will be entitled to notice of and to vote at the Special Meeting. As of the Record Date, there were 12,921,023 shares of common stock outstanding and entitled to vote, which shares were held by approximately 1,900 holders of record.

     Each holder of record of common stock on the Record Date is entitled to cast one vote per share, exercisable in person or by properly executed proxy, with respect to the approval of the Proposed Sale and any other matter properly submitted for the vote of the Company's shareholders at the Special Meeting. At least 6,460,512 shares are necessary to constitute a quorum at the Special Meeting (see "Stock Purchase Agreement).

     The Company is holding a meeting of its shareholders and soliciting proxies for the approval of the proposed Sale.

PROXIES

     All shares of common stock which are represented at the Special Meeting by properly executed proxies received prior to or at the Special Meeting and not duly and timely resolved, will be voted at the Special Meeting in accordance with the choices marked thereon by the shareholders. Unless a contrary choice is marked, the shares will be voted FOR approval of the Proposed Sale.

     At the time this proxy statement was filed with the Securities and Exchange Commission (the "Commission"), the Board of Directors was not aware that any other matters not referenced to herein would be presented for action at the Special Meeting. If any other matters properly come before the Special Meeting, the persons designated in the proxy intend to vote the shares represented thereby in accordance with their best judgment.

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by (I) filing with the Secretary of the Company at or before the taking of the vote at the Special Meeting, a written notice of revocation bearing a later date than the proxy, (ii) duly executing a later dated proxy relating to the same shares and delivering it to the Assistant Secretary of the Company before the taking of the vote at the Special Meeting or (iii) attending the Special Meeting and voting in person (although attendance at the Special Meeting will not in and of itself constitute a revocation of a proxy). Any written notice of revocation or subsequent proxy should be sent so as to be delivered to: AGP and Company, Inc., 551 Fifth Avenue, Suite 1501, New York, New York 10176, Attention: Assistant Secretary, or hand-delivered to the Assistant Secretary of the Company at or before the taking of the vote at the Special Meeting.

     All expenses of this solicitation, including the cost of preparing and mailing this Proxy Statement, will be borne by the Company. In addition to solicitation by mail, arrangement will be made with brokers and other custodians, nominees and fiduciaries to forward proxy solicitation materials to beneficial owners of shares of common stock held of record by such brokers, custodians, nominees and fiduciaries, and the Company may reimburse such brokers, custodians, nominees and fiduciaries for their reasonable expenses in connection therewith. The Company has retained Continental Stock Transfer & Trust Co. to aid in the distribution and tabulation of proxies, at a cost which the Company anticipates not to exceed $1,000.00.

                                THE PROPOSED SALE

     AGP and Company, Inc. ("AGP"), a New Jersey corporation, is the owner of all of the issued and outstanding shares of the capital stock of Robmar Corporation ("Robmar"), a Delaware corporation which, in turn, is the owner of all of the issued and outstanding shares of the capital stock of TMC Group, Inc. ("TMC"), a Delaware corporation.

     Purchaser has entered into a Stock Purchase Agreement with AGP and Robmar dated October 29, 1996 which provides for the sale of TMC to the Purchaser. AGP and Robmar will sell all of the issued and outstanding shares of TMC to Purchaser on terms and conditions of the Stock Purchase Agreement (see Agreement attached hereto).

BACKGROUND AND REASONS FOR THE PROPOSED SALE

     AGP & Company, Inc. ("AGP") is a corporation organized under existing laws of the State of New Jersey.

     Robmar Corporation ("Robmar"), a Delaware corporation, through its wholly-owned subsidiary, TMC Group, Inc. ("TMC") is in the business of manufacturing and distributing wedding and bridal accessories and juvenile gifts to retailers nationwide.

     AGP entered into a Stock Purchase Agreement to sell TMC to Social Expressions Acquisition Corporation ("SEAC") on October 29, 1996. At that date, Steven W. Bingaman was chief executive officer of AGP. The Stock Purchase Agreement required that 1) AGP obtain a Fairness Opinion stating that the Proposed Sale is fair to the Company from a financial point of view, and 2) that AGP obtain the approval of the shareholders.

     As of the date of the Stock Purchase Agreement, Mr. Bingaman agreed to place his resignation in escrow should he fail to perform his obligations pursuant to the Agreement. It became evident that Mr. Bingaman did not intend to fulfill the terms of the Agreement, and on December 11, 1997 the resignations of both Mr. Bingaman and Mr. James Howard, AGP's co-chairman, were received from the escrow agent and accepted by the Board. New directors were appointed to replace Mr. Bingaman and Mr. Howard, and a new Chief Executive Officer was elected.

     Under the former management there had been no shareholders meetings since 1991, and an investigation of the Company and its chief executive officer was commenced by the Securities and Exchange Commission. This investigation is still ongoing. Further, the Company's stock was de-listed from the NASDAQ (Small Corporations) market. Over the past several years, the Company continually suffered substantial losses.

     Your new Board and Chief Executive Officer reviewed and reaffirmed the Stock Purchase Agreement except for the requirement of the issuance of audited statements of the Company due to the extreme hardship, expense and continued effect of the SEC investigation, which would render such issuance impractical, if not impossible. Further, the new Board set a date of March 17, 1997 for a Special Shareholders meeting to approve the sale of TMC to SEAC.

     The new Board has begun the process of negotiating settlements with the Company's creditors, to complete the audits for the years ended December 31, 1994, 1995 and 1996, and to determine a dividend to the Company shareholders based on the transaction and receipt of shares and royalties from the Purchaser. This is not a simple task based on the mismanagement of the Company under the former Board and Chief Executive officer, but your new Board is confident that this objective will be accomplished.

     The recommendation of the sale has been reaffirmed by your new Board after diligent review of the Company's financial condition and its continued deterioration and, upon securing a Fairness Opinion as the Proposed Sale relates to the Company.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     The Board of Directors believes that the proposed sale is clearly in the best interest of the Company and its shareholders. Accordingly, the Board of Directors has (with one director abstaining) approved the proposed sale and recommends to the Company's shareholders that they vote FOR its approval.

     In reaching its conclusion, the Board of Directors considered the following material factors:

     1. The effect of the Securities and Exchange Commission's continued investigation of the Company.

     2. The delisting of the Company from the NASDAQ (Small Corporations) market.

     3. The inability of the Company to secure audited financials for the years ended December 31, 1994, December 31, 1995 and December 31, 1996.

     4. The arrest of Steven W. Bingaman by the FBI in October, 1996 and the resignation of Steven W. Bingaman as Chief Executive Officer, Chief Financial Officer and Director, and the resignation of James S. Howard as Co-Chairman and Director on December 11, 1996.

     5.   The proposed terms and conditions of the Stock Purchase Agreement.

     6. The anticipated favorable effect of the Proposed Sale on the respective equity holders of the Company.

     7. The Fairness Opinion of Raymond Serra, CPA dated January 30, 1997 that, as of such date, the consideration to be received by the Company pursuant to the Proposed Sale is fair to the Company from a financial point of view (see "Fairness Opinion", Annex I).

     8. The recommendation of the Company's management to enter into the Proposed Sale.

     In view of the variety of factors considered in connection with the evaluation of the Proposed Sale, the Board of Directors concluded that there was substantial doubt as to the Company's ability to continue as a going concern, that it was reasonably likely, therefore, that the Company would have to liquidate itself in the absence of the Proposed Sale or a similarly extraordinary transaction, and that the terms of the Proposed Sale would be more favorable to the Company and its shareholders than a liquidation of the Company. These conclusions ultimately led the Board to reach its decision.

FAIRNESS OPINION

     Pursuant to an engagement letter dated January 17, 1997, Raymond Serra, CPA, was engaged by the Company to provide a Fairness Opinion for the sale of TMC to the Purchaser. Raymond Serra, CPA, has delivered his written opinion, dated January 30, 1997 to the Board of Directors of the Company, stating that the consideration to be received by the Company pursuant to said Proposed Sale, as reflected in the Stock Purchase Agreement, is fair to the Company.

     The opinion by Raymond Serra, CPA, is attached in its entirety hereto as Annex I to this Proxy Statement. Shareholders are urged to read carefully the full text of the Fairness Opinion for a description of the procedures followed, assumptions made, matters considered and the qualifications and limitations on the review undertaken in rendering the Opinion.

     The Fairness Opinion is addressed and directed to the Board of Directors of the Company and does not constitute a recommendation to any shareholder of the Company as to how such shareholder should vote at the Special Meeting.

     In conducting its analysis and in arriving at his Opinion, Raymond Serra, CPA, among other things, reviewed the Stock Purchase Agreement dated October 29, 1996; certain publicly available financial information regarding the Company; and contacted management to discuss matters believed to be relevant in delivering this Opinion, and performed other procedures and reviewed documents as deemed appropriate in delivering the Opinion.

The Opinion took into account a number of factors, including: the financial performance and capital position of the Company; the capital and liquid position of the Company; the negative publicity of the Company and the SEC investigation; the arrest of the former CEO and Director of the Company, the risk of these matters as they relate to TMC, its relationships with lenders and the maintenance of its credit facility.

INTEREST OF CERTAIN PERSONS IN THE PROPOSED SALE

     In considering the recommendation of the Board of Directors of the Company with respect to the Proposed Sale, shareholders should be aware that certain of the executive officers of the Company and TMC Group, Inc. have special interests in the Proposed Sale. Omar Peraza, president of TMC and Joseph Drucker, director and secretary of the Company are principals in the Purchaser.

     The new Board of Directors was aware of these special interests and considered them, among other matters, in reaffirming the Stock Purchase Agreement and Proposed Sale. The Board determined that such interests have no material effect on the fairness of the Proposed Sale to the Company's shareholders, and that the consummation of the Sale would be of significantly greater benefit to the Company and its shareholders.

FINANCIAL STATEMENTS

     The audit report of Shapiro , Weiss & Company for TMC Group, Inc. for the year ended December 31, 1994 and the audit report of M.R. Weiser & Company for the year ended December 31, 1995 are hereby annexed to the Proxy Statement (Annex II).

EFFECT OF THE PROPOSED SALE ON THE COMPANY'S SHAREHOLDERS

     The Company's Certificate of Incorporation and By Laws will not be amended or modified in connection with the Proposed Sale, nor will there be any other material differences in the rights of shareholders.

CONSIDERATION TO THE COMPANY FROM THE PROPOSED SALE

     Purchaser anticipates becoming a public company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (a"Public Company") on or before the Closing. The Purchaser has entered into agreement with Argent Securities, Inc. wherein the Purchaser anticipates an infusion of $4,500,000 in equity capital provided through a combination of a private placement and a public offering. These proceeds are anticipated to be applied toward TMC's operations, acquisitions and growth. Provided that Purchaser is a public company on or before the date of Closing, the Purchase Price shall consist of (I) a number of shares of Purchaser's voting common stock ("Common Stock") having an aggregate value of $2,500,000, and (ii) a royalty in the amount of 0.75% of TMC's annual net collected revenues (as defined below), paid quarterly, in arrears, for a period of three (3) years commencing with the date of Closing. The precise number of such shares to be delivered to Robmar at the Closing shall be calculated by dividing $2,500,000 by the average of the closing bid and asked prices of the common stock during the last ten trading days immediately preceding the Closing.

     In the event that Purchaser is not a public company on the date of Closing, then the purchase price shall consist of (I) Purchaser's 10% subordinated note maturing ten (10) years from the date of Closing (the "Note") in an aggregate principal amount of $2,500,000 and (ii) a royalty payment equal to 1.5% of TMC's annual net collected revenues (defined as gross cash revenues from product sales less returns, discounts and allowances), paid quarterly, in arrears, for a period of three (3) years commencing with the date of Closing, one-half (1/2) of which shall reduce the principal amount otherwise due and owing on the Note. The Purchaser shall retain the right to redeem the Note in exchange for the issuance of shares of its common stock at the time it becomes a public company. In the event that Purchaser does not redeem the Note at such time, Robmar shall have the right to immediately convert the Note in exchange for shares of Purchaser's common stock. Upon such redemption or exercise by Robmar of its right described in the preceding sentence, Purchaser shall issue a number of shares of its common stock having an aggregate value equal to the then outstanding principal amount of the Note and any accrued interest (the "Amount"). The precise number of such shares to be delivered to Robmar shall be calculated by dividing the Amount by the average of the closing bid and asked price of the common stock during the last ten trading days immediately preceding the date of such redemption or conversion by Robmar.

PLANS FOR THE COMPANY FOLLOWING THE PROPOSED SALE

     The new Board of Directors has initiated negotiations with the Company's creditors for the settlement of delinquent liability balances, with the primary objective of substantially reducing (or eliminating) the outstanding amounts in return for small cash payments. Concurrently, the new Board has contacted the Company's independent auditors to determine the extent of the Company's financial and informational requirements in order to complete the audit reports for the years ended December 31, 1994, 1995, and 1996.

     In conjunction with its legal and financial advisors, the new Board is determining the optimal and appropriate timing, amount and form of a proposed dividend for distribution to the Company's shareholders. The dividend would be paid from the available proceeds brought into the Company through the stock and revenue-based royalty it will be receiving in consideration of the proposed transaction.

     While many severe legal and financial impediments had been placed in the Company's path by its former Board and Chief Executive Officer through their waste and mismanagement, your new Board is highly confident in its ability to achieve its dividend payment objective to the satisfaction of all shareholders.

                          THE STOCK PURCHASE AGREEMENT

     The Stock Purchase Agreement is hereby attached as Annex III to this Proxy Statement. It is important and the stockholders are urged to read the Stock Purchase Agreement in its entirety.

CLOSING

     A. Closing hereunder shall take place at 10:00 AM local time on the first business day after receipt of approval of this Agreement by the shareholders of AGP, time being of the essence, unless all parties hereto mutually agree, in a signed writing, upon a different time and date ("Closing Date"). Closing shall take place at the offices of the Company, 551 Fifth Avenue, Suite 1501, New York, New York 10176, unless the parties hereto mutually agree, in writing, upon a different place of Closing.

     B. At Closing, Robmar and AGP shall deliver to Purchaser the following:

          (I) The certificate or certificates representing all of the issued and outstanding shares of TMC together with stock powers relating thereto, duly executed in blank.
          (II) The minute books, stock books and corporate seal of TMC.
         (III) A certified copy of resolutions of the Board of Directors and shareholders of AGP, and a certified copy of resolutions of the Board of Directors and the sole shareholder of Robmar, approving and authorizing the execution, delivery and performance of this Agreement by AGP and Robmar (and all other documents to be executed and delivered by Robmar in connection herewith) and the consummation of the transaction contemplated hereunder.
          (IV) Good standing certificate of TMC (from the Secretary of State of Delaware).

     C. At closing, Purchaser shall deliver to Robmar the following:

          (I) Either the appropriate number of shares of the common stock of Purchaser described in Section 3(a) or, in the alternative, the Subordinated Note, as described in Section 3(b).
          (II) A certified copy of resolutions of the Board of Directors of Purchaser approving and authorizing the execution, delivery and performance of this Agreement by Purchaser (and all other documents to be executed and delivered by Purchaser in connection herewith) and the consummation of the transaction contemplated hereunder.

     The management does not know of any matters to come before the Special Meeting, (or any adjournment thereof), other than those set forth. However, inasmuch as matters of which management is not aware may come before the Meeting, the enclosed proxy confers discretionary power and authority with respect to acting upon such other matters, and the person designated as proxy therein will vote, act and consent in accordance with his/her best judgment in respect of any such other matters. Upon receipt of such proxy (on the form enclosed and properly signed) in time for voting, the shares represented thereby will be voted as indicated thereon and in this Proxy Statement.


Dated: February 13, 1997               /s/ Ellen J. Downing
                                       -----------------------------------
                                           Ellen J. Downing
                                           Assistant Secretary


         Your proxy is important, whether you own a few or many shares.
                          Please sign and mail today.

                              AGP and COMPANY, INC.
                                551 Fifth Avenue
                                   Suite 1501
                               New York, NY 10176

     This proxy is solicited on behalf of the Board of Directors. The undersigned hereby appoint Richard A. Pelletier and Ellen J. Downing as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote as designated below, all the shares of common stock of AGP and Company, Inc. held of record by the undersigned on February 7, 1997, at the Special Meeting of Shareholders to be held March 17, 1997 or any adjournment thereof.

     1. Proposal to approve the proposed sale of TMC Group, Inc. pursuant to the Stock Purchase Agreement dated October 29, 1996 among such companies, Social Expressions Acquisition Corporation, AGP and Company, Inc. and Robmar Corporation.

            FOR |_|           AGAINST |_|             ABSTAIN |_|

     2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting

     This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder, if no direction is made, this Proxy will be voted FOR Proposal 1.

                                       DATED;__________________________, 1997

                                       SIGNATURE:______________________


                                             __________________________
                                             SIGNATURE IF HELD JOINTLY

                             Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title. If a corporation, please sign in corporate name by the president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.